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                                                                      Exhibit 99

RAIT INVESTMENT TRUST ANNOUNCES SECOND QUARTER 2004 EARNINGS

PHILADELPHIA, PA -- July 29, 2004 -- RAIT Investment Trust ("RAIT") (NYSE: RAS) reported net income available to common shareholders for the three months ended June 30, 2004 of $14.5 million, or net income per common share diluted of $0.62 based on 23.5 million weighted average common shares diluted, as compared to net income available to common shareholders of $8.3 million, or net income per common share diluted of $0.40 based on 21.0 million weighted average common shares diluted, for the three months ended June 30, 2003. Total revenues for the three months ended June 30, 2004 were $25.9 million as compared to $15.3 million for the three months ended June 30, 2003.

RAIT reported net income available to common shareholders for the six months ended June 30, 2004 of $28.4 million, or net income per common share diluted of $1.21 based on 23.5 million weighted average common shares diluted, as compared to net income available to common shareholders of $20.7 million, or net income per common share diluted of $1.01 based on 20.6 million weighted average common shares diluted, for the six months ended June 30, 2003. Total revenues for the six months ended June 30, 2004 were $48.6 million as compared to $35.9 million for the six months ended June 30, 2003.

BALANCE SHEET SUMMARY
As of June 30, 2004, RAIT's total assets were $661.7 million (including $451.7 million of investments in real estate loans and $118.4 million of investments in real estate). As of December 31, 2003, RAIT's total assets were $534.6 million (including $344.5 million of investments in real estate loans and $137.5 million of investments in real estate). As of June 30, 2004, RAIT's indebtedness secured by real estate was $119.3 million, and there was a $30.5 million aggregate balance outstanding under RAIT's secured lines of credit. As of December 31, 2003, RAIT's indebtedness secured by real estate was $131.1 million and the aggregate amount outstanding under RAIT's secured lines of credit totaled $23.9 million. RAIT's total shareholders' equity was $477.5 million at June 30, 2004 and $363.4 million at December 31, 2003. Total common shares outstanding were 25,220,763 at June 30, 2004 and 23,207,138 at December 31, 2003.

DIVIDEND SUMMARY
On July 15, 2004, RAIT paid a second quarter dividend of $0.60 per common share to shareholders of record on June 21, 2004. Including this second quarter dividend, RAIT has declared a regular quarterly cash dividend of at least $0.51 per common share during each of the past twenty-four quarters. On June 30, 2004, RAIT paid a second quarter dividend of $0.484375 per preferred share relating to RAIT's 7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest to shareholders of record on June 1, 2004.

CONFERENCE CALL WEBCAST
Interested parties can access the LIVE webcast of RAIT's Quarterly Earnings Conference Call at 11:00 AM Eastern on Monday, August 2, 2004 by clicking on the Webcast link on RAIT's homepage at www.raitinvestmenttrust.com. The webcast will be archived on the RAIT website for four weeks and can be accessed telephonically until midnight on Monday, August 9, 2004, by dialing 1-800-428-6051, access code 367310.
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ABOUT RAIT INVESTMENT TRUST
RAIT Investment Trust (NYSE:RAS), a real estate investment trust, is a specialty finance company focused on the commercial real estate industry. RAIT provides structured financing to owners of real estate, including senior and mezzanine lending and preferred equity investments. RAIT also acquires real estate for its own account. For more information, please visit www.raitinvestmenttrust.com or call Investor Relations at 215-861-7900. If you would like to be added to RAIT's distribution list to receive news, updates and announcements, please visit www.raitinvestmenttrust.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding RAIT Investment Trust's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For discussion of such risks and uncertainties, which could cause actual results to differ materially from those contained in the forward looking statement, see RAIT's filings with the Securities and Exchange Commission, including Registration Statement No. 333-103618 under the section entitled "Risk Factors" and the Form 10-K for the year ended December 31, 2003. RAIT does not undertake to update forward-looking statements in this press release or with respect to matters described herein.

RAIT INVESTMENT TRUST CONTACT
Andres Viroslav
215-861-7923
aviroslav@raitinvestmenttrust.com
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                              RAIT INVESTMENT TRUST
                                AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                               For the three months                For the six months
                                                                  ended June 30,                     ended June 30,
                                                          -----------------------------     ------------------------------
                                                               2004            2003             2004              2003
                                                          ------------     ------------     ------------      ------------
REVENUES
Interest income                                           $ 15,145,385     $  8,479,137     $ 28,459,870      $ 17,019,794
Rental income                                                6,641,154        5,426,080       12,708,352        12,272,415
Fee income and other                                           579,419          943,428        3,066,627         1,475,608
Investment income                                            1,123,493          448,684        1,955,387         2,805,555
Gain on sale of property interest                            2,402,639                         2,402,639         2,372,220
                                                          ------------     ------------     ------------      ------------
         Total revenues                                     25,892,090       15,297,329       48,592,875        35,945,592

COSTS AND EXPENSES
Interest                                                     2,593,314        1,692,437        5,059,441         3,910,433
Property operating expenses                                  3,419,697        2,787,652        6,449,720         6,588,996
Salaries and related benefits                                1,394,757          918,142        2,546,414         1,622,328
General and administrative                                   1,760,179          778,200        2,727,694         1,327,944
Depreciation and amortization                                  915,331          826,810        1,860,801         1,804,189
                                                          ------------     ------------     ------------      ------------
         Total costs and expenses                           10,083,278        7,003,241       18,644,070        15,253,890
                                                          ------------     ------------     ------------      ------------

Net income before minority interest                         15,808,812        8,294,088       29,948,805        20,691,702
Minority interest                                                1,248           32,994          (18,228)           56,706
                                                          ------------     ------------     ------------      ------------
Net income                                                $ 15,810,060     $  8,327,082     $ 29,930,577      $ 20,748,408
                                                          ============     ============     ============      ============

Preferred dividends                                          1,336,875               --        1,486,875                --
                                                          ------------     ------------     ------------      ------------
Net income available to common shareholders               $ 14,473,185     $  8,327,082     $ 28,443,702      $ 20,748,408
                                                          ============     ============     ============      ============

Net income per common share - basic                       $       0.62     $      0 .40     $       1.22      $       1.02

Weighted average common shares - basic                      23,328,323       20,845,820       23,268,603        20,410,801
                                                          ============     ============     ============      ============

Net income per common share - diluted                     $       0.62     $       0.40      $      1.21      $       1.01

Weighted average common shares - diluted                    23,495,322       21,012,970       23,450,092        20,563,296
                                                          ============     ============     ============      ============